Exhibit 99.1

Nocera, Inc. Announces 2021 Financial Results

TAIPEI, Taiwan, March 28, 2022 (GLOBE NEWSWIRE) -- Nocera Inc. (OTCMKTS: NCRA) An engineering, procurement, construction (“EPC”) company focused on providing solutions to the aquaculture industry announced today its 2021 Financial Results.

•	2021 total revenues of approximately $9.9 million, an increase of $8.8 million, or 733%, from $1.2 million for 2020.
•	2021 net cash provided by operating activities of $252,000, an increase of $382,000 from $130,000 used by operating activity in fiscal 2020.
•	2021 year end cash of $2.4 million, an increase of approximately $1.4 million, or 140%, from $1.0 million for fiscal 2020.
•	2021 year end assets of $6.9 million, an increase of $2 million, or 40% from $4.9 million for fiscal 2020.
•	2021 year end total shareholders’ equity of $4.8 million, an increase of approximately $2.2 million, or 85%, from $2.6 million (85%) for fiscal 2020.

Jeff Cheng, President, CEO and Chairman of the Board of Nocera, Inc., commented on the 2021 year end results, “We are pleased to report significant growth in our total sales, operating income, and shareholders’ equity. Fiscal 2021 saw strong growth in our construction services division. We expect there to be continued strong demand for our Recirculating Aquaculture Systems as well as construction services.”

The dollar amounts contained in this press release have been approximated and derived from the Company’s 2021 audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 23, 2022. The 2021 Form 10-K, as well as other reports, proxy statements and registration statements filed by the Company with the SEC are available free of charge on the SEC’s website, www.sec.gov and can also be accessed through the “Investors” section of the Company’s website, www.nocera.company. The information contained in, or that can be accessed through, the Company’s website is not part of this press release and should not be construed as such.

About Nocera, Inc.
Nocera, Inc. is an engineering, procurement, and construction (EPC) company that designs, builds, and installs equipment for the fish farming industry, as well as provides technical assistance to fish farm operations. Our Recirculating Aquaculture Systems (“RAS”) help preserve the environment by reducing pollution from over concentration of fish as often occurs in fish farms based in natural inland waterways or bodies. Nocera’s RAS tanks can produce 20,000 – 30,000 lbs. of fish annually.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding expected operating results, such as revenue growth and earnings, anticipated levels of capital expenditures, future market conditions, our belief that we have sufficient liquidity to fund our business operations during the fiscal year, financial results and reserves, and strategy for risk management.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

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Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

More detailed information about the risk factors that may affect the realization of forward-looking statements is contained under the heading "Risk Factors" in Nocera, Inc.’s Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC), which is available on the SEC's website, http://www.sec.gov and available and can also be accessed through the “Investors” section of the Company’s website, www.nocera.company. The information contained in, or that can be accessed through, the Company’s website is not part of this press release and should not be construed as such.

Nocera, Inc. Taipei Office:
3F (Building B), No. 185, Sec. 1, Datong Rd.
Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)
Website: www.nocera.company

Press contact:
Jeff Cheng, President CEO
886 2 2690 7086
Email: jeffcheng@nocera.company

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Source: Nocera, Inc

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